[GRAPHIC OMITTED]

                                 [LOGO]  LIBERTY
                                        ALL*STAR
                                       -----------
                                       EQUITY FUND

                                [GRAPHIC OMITTED]

                                     GROWTH

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                                   CONSISTENCY

                                [GRAPHIC OMITTED]

                                   OBJECTIVITY

                                [GRAPHIC OMITTED]

                                      VALUE

                               ANNUAL REPORT 1999

                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

                         A SINGLE INVESTMENT...
                                A DIVERSIFIED PORTFOLIO

Only one mutual fund offers:

o  A diversified, multi-managed portfolio of growth and value stocks

o Exposure to all of the industry sectors that make the U.S. economy the world's most dynamic

o  Access to institutional-quality portfolio managers

o  Objective and ongoing manager evaluation

o  A quarterly fixed distribution policy

o  The power of more than $1.3 billion in assets

o  Listing on the New York Stock Exchange (ticker symbol: USA)

                          LIBERTY ALL-STAR EQUITY FUND

--------------------------------------------------------------------------------

                                                              President's Letter
--------------------------------------------------------------------------------

Fellow Shareholders:                                               February 2000

   The net asset value (NAV) of a common share of the Fund increased during the fourth quarter from $12.98 to $14.02, after deducting the quarter's distribution of 34 cents. The Fund's NAV increase of 11.1 percent exceeded the Lipper Growth and Income Mutual Fund Average return of 10.9 percent, its primary benchmark, but trailed the S&P 500 Index return of 14.9 percent. The market price for a share of the Fund traded in a range of $10.75 to $12.50 before closing the quarter at $11.063. The ending price represented a discount to NAV of 21.1 percent compared with a discount to NAV of 9.5 percent at the end of the third quarter.

--------------------------------------------------------------------------------------------------------
Short-Term Summary                                                    Fourth
through December 31, 1999                                             Quarter              Full Year
--------------------------------------------------------------------------------------------------------
LIBERTY ALL-STAR EQUITY FUND

 Shares Valued at Net Asset Value                                      11.1%                  9.6%

 Shares Valued at Net Asset Value with Dividends Reinvested            11.4%                 10.2%

 Shares Valued at Market Price with Dividends Reinvested               (2.9)%                (4.4)%

 Fund's Closing Market Price Range                              $10.813 to $12.438    $10.813 to $13.875

 Discount Range                                                    22.8% to 8.4%         22.8% to 4.0%

Lipper Growth and Income Mutual Fund Average                           10.9%                 13.8%

S&P 500 Index                                                          14.9%                 21.0%

----------------------------------------------------------------------------------------------
                                                                   Annualized Rates of Return
Long-Term Performance Summary                                      ---------------------------
through December 31, 1999                                          3 Year    5 Year    10 Year
----------------------------------------------------------------------------------------------
LIBERTY ALL-STAR EQUITY FUND

 Shares Valued at Net Asset Value .............................     18.5%     21.5%     15.9%

 Shares Valued at Net Asset Value with Dividends Reinvested ...     18.7      21.8      16.2

 Shares Valued at Market Price with Dividends Reinvested ......     11.9      18.2      15.2

Lipper Growth and Income Mutual Fund Average ..................     18.0      21.3      14.4

S&P 500 Index .................................................     27.6      28.6      18.2

Figures shown for the Fund and the Lipper Growth and Income Mutual Fund Average are total returns, which include dividends, after deducting fund expenses. The Fund's reinvested returns assume all primary subscription rights in all the Fund's rights offerings were exercised. Figures shown for the unmanaged S&P 500 Index are total returns, including income.

--------------------------------------------------------------------------------

   The outperformance of the Fund's NAV when compared to the Fund's market price during the fourth quarter resulted in the widening of the Fund's discount from
9.5 percent to 21.1 percent. Although closed-end fund discounts fluctuate year-to-year, the recent widening has been more significant for the Fund than in the recent past. Financial observers have noted that the widening of the discount for some closed-end funds was more acute during the fourth quarter of 1999. Reasons mentioned have ranged from Y2K liquidity preferences to the extraordinary dispersion in performance between growth and technology oriented funds compared to more conservative blended style core funds, such as All-Star. Although we can only

--------------------------------------------------------------------------------

speculate as to the validity of such assertions, we can say with certainty that we are keenly aware of the issue and are closely monitoring it as the new year unfolds.

   The major stock market indices rebounded strongly during the fourth quarter with leadership again coming from the technology sector. The exceptional strength in that sector gave a distorted picture of how a majority of stocks performed. The technology sector of the S&P 500 rose 34 percent in the quarter, contributing more than half of the Index's 15 percent return. Returns for the year showed a similar pattern, as the technology sector rose 74 percent, accounting for more than two-thirds of the S&P 500's 21 percent return. The momentum of that sector was so strong that it resulted in a market rise where two-thirds of the stocks in the S&P 500 actually under-performed the Index as a whole for the year.

   The narrow market leadership is also evident when you examine how high quality companies were perceived during 1999. The following Merrill Lynch study shows how stocks performed based upon Standard and Poor's (S&P) quality ratings. Ratings assigned to companies range from the lowest quality, D, to the highest quality, A+. One important criterion used by S&P in determining a company's rating is earnings growth. The following chart shows stock returns for the past two calendar years based upon S&P stock quality ratings.

                  Stock Price Performance by Quality Rating *

   [The following table was depicted as a bar chart in the printed material.]

            A+        A        A-        B+        B        B-        C & D

1998      19.8%     12.1%     9.3%      5.0%      8.5%    -10.9%      -4.4%

1999      -1.6%     -6.5%    -5.1%      7.1%     12.3%     20.6%      71.4%

* Source Merrill Lynch & Co.

   As you can see from the chart above, having a high quality portfolio of stocks during 1999 resulted in poor relative and absolute performance compared to that of lower quality stocks. Looking back at 1998, relative strength was with stocks of higher quality, so portfolios largely concentrated in such stocks were nicely rewarded. Such was the case with All-Star, which has maintained a strategy of owning high quality stocks since the Fund's inception over 12 years ago. The Fund was designed as a core equity investment and therefore has a bias toward stocks of high quality companies.

   Based on companies ranked by S&P, more than two thirds of All-Star's holdings were rated B+ or higher during the last two calendar years. Although the recent performance advantage of lower quality stocks has depressed relative results in the short-term, the Fund's high quality orientation may be more appropriate for those investors who view All-Star as their long-term core equity holding.

   In addition to the challenges created by a narrow growth oriented market, the Fund's results were negatively impacted

--------------------------------------------------------------------------------

by the performance of one of the Fund's growth managers during the first three quarters of 1999. The Trustees approved LAMCO's recommendation to replace that manager on November 1, 1999. Although the replaced manager was the Fund's best performer during 1998, his deterioration in performance during 1999 coupled with other key factors (which LAMCO monitors on an ongoing basis), resulted in the termination decision. Subsequent to the replacement, we began to see an improvement in relative performance, as the Fund outperformed the Lipper Growth and Income Average during the fourth quarter. Unfortunately, results for all of 1999 trailed that benchmark due to the Fund's underperformance during the first nine months of the year. Results during 1999 were particularly disappointing considering the Fund outperformed the Lipper Growth and Income Average during 1998 by 4.2 percent. LAMCO, from time to time, has to replace portfolio managers due to the dynamic nature of the investment management industry. This is part of LAMCO's ongoing management responsibility and is key to delivering more consistent, above average long-term results. The Fund's longer-term results (three, five and ten years) all exceed those of the Lipper Growth and Income Average.

   We hope you find the review of multi-management as practiced by LAMCO, which begins on page 6, to be of interest. You may also want to read the insightful comments of our five portfolio managers in this year's Manager Roundtable (beginning on page 12).

   Let me take this opportunity to thank you for your continuing support of the Fund, and to pledge our continued very best efforts on your behalf as we move into this exciting new century.


Sincerely,


/s/ William R. Parmentier, Jr.

William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star Equity Fund and
Liberty Asset Management Company

Investment Growth as of December 31, 1999
--------------------------------------------------------------------------------

[The following table was depicted as a mountain chart in the printed material.]

                           <--- NEED PLOT POINTS --->

To evaluate NAV performance in All-Star, these values should be used. Each shows how the NAV has fared by keeping distributions at work in the Fund. The upper value includes additional investments made through rights offerings in 1992, 1993, 1994 and 1998.

Net asset value of one share of All-Star as of 12/31/99.

   Since its inception, the Fund has maintained an optional Automatic Dividend Reinvestment and Cash Purchase Plan, whereby distributions are automatically invested in additional shares of the Fund. In addition, four rights offerings have allowed investors to acquire additional shares at a discount from the market price. The rights offering in April 1992 allowed investors to acquire one share at $10.05 for every 10 shares held; the one in October 1993 allowed investors to acquire one share at $10.41 for every 15 shares held; the one in September 1994 allowed investors to acquire one share at $9.14 for every 15 shares held; and the one in April 1998 allowed investors to acquire one share at $12.83 for every 20 shares held.

   As the graph above shows, an original share, assuming participation in all of the rights offerings and reinvestment of all distributions, has grown to a net asset value of $75.68 (5.398 shares times the current $14.02 net asset value per share). Excluding additional investments made through the rights offerings, an original share has grown to a net asset value of $58.93 (4.203 shares times the current $14.02 net asset value per share).

   Determining investment growth using market price value, an original share, assuming participation in all of the rights offerings and reinvestment of all distributions, has grown to a market price value of $59.72 (5.398 shares times the current $11.063 market price per share).Excluding additional investments made through the rights offerings, an original share has grown to a market price value of $46.50 (4.203 shares times the current $11.063 market price per share).

                     A Table of Per-Share Values, Distributions and Reinvestment
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                           Shares       Shares
                 Shares                   Purchased    Acquired      Shares        NAV(1)                 Market Price  Total Market
                Owned At                   Through      Through       Owned       Per Share   Total NAV    Per Share     Price Of
                Beginning    Per Share  Reinvestment    Rights       At End        At End     Of Shares     At End        Shares
Year             Of Year   Distributions   Program     Offering      Of Year       Of Year      Owned       Of Year        Owned
------------------------------------------------------------------------------------------------------------------------------------
1987              1.000        $1.18        0.140          -          1.140         $ 7.90      $ 9.01       $ 6.00        $ 6.84
------------------------------------------------------------------------------------------------------------------------------------
1988              1.140         0.64        0.107          -          1.247           8.29       10.34         7.25          9.04
------------------------------------------------------------------------------------------------------------------------------------
1989              1.247         0.95        0.156          -          1.403           9.58       13.44         8.25         11.57
------------------------------------------------------------------------------------------------------------------------------------
1990              1.403         0.90        0.167          -          1.570           8.92       14.00         7.75         12.17
------------------------------------------------------------------------------------------------------------------------------------
1991              1.570         1.02        0.171          -          1.741          11.20       19.50        10.75         18.72
------------------------------------------------------------------------------------------------------------------------------------
1992              1.741         1.07        0.199       0.179(2)      2.119          10.78       22.84        11.125        23.57
------------------------------------------------------------------------------------------------------------------------------------
1993              2.119         1.25(3)     0.266       0.138(2)      2.523          10.40       26.24        11.125        28.07
------------------------------------------------------------------------------------------------------------------------------------
1994              2.523         1.00        0.277       0.155(2)      2.955           9.26       27.36         8.50         25.12
------------------------------------------------------------------------------------------------------------------------------------
1995              2.955         1.04        0.310          -          3.265          11.03       36.01        10.875        35.51
------------------------------------------------------------------------------------------------------------------------------------
1996              3.265         1.31(3)     0.403          -          3.668          11.95       43.83        11.25         41.27
------------------------------------------------------------------------------------------------------------------------------------
1997              3.668         1.69(3)     0.501          -          4.169          13.32       55.53        13.313        55.50
------------------------------------------------------------------------------------------------------------------------------------
1998              4.169         1.40        0.487       0.173(2)      4.829          14.22       68.67        12.938        62.48
------------------------------------------------------------------------------------------------------------------------------------
1999
1st Quarter       4.829         0.34        0.126          -          4.955          13.96       69.17        12.813        63.49

2nd Quarter       4.955         0.37        0.139          -          5.094          14.72       74.98        13.75         70.04

3rd Quarter       5.094         0.34        0.141          -          5.235          12.98       67.95        11.75         61.51

4th Quarter       5.235         0.34        0.163          -          5.398          14.02       75.68        11.063        59.72
------------------------------------------------------------------------------------------------------------------------------------

1. Net Asset Value.
2. 1992: Rights offering completed in April 1992. One share offered at $10.05 for every 10 shares owned.
   1993: Rights offering completed in October 1993. One share offered at $10.41 for every 15 shares owned.
   1994: Rights offering completed in September 1994. One share offered at $9.14 for every 15 shares owned.
   1998: Rights offering completed in April 1998. One share offered at $12.83 for every 20 shares owned.
3. 1993: Includes the $0.18 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end market price of $11.125.
   1996: Includes the $0.13 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end market price of $11.25.
   1997: Includes the $0.36 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end market price of $13.313.

DISTRIBUTION POLICY

Liberty All-Star Equity Fund's current policy, in effect since 1988, is to pay distributions on its common shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund's net investment income or net realized capital gains or losses. If, for any calendar year, the total distributions required by the 10 percent pay-out policy exceed the Fund's net investment income and net realized capital gains, the excess will generally be treated as a tax-free return of capital, reducing the shareholder's adjusted basis in his or her shares. If the Fund's net investment income and net realized capital gains for any year exceed the minimum amount required to be distributed under the 10 percent pay-out policy, the Fund may, at its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The Fund retained such excess gains in 1993, 1996 and 1997.

LAMCO's Multi-Management Program
--------------------------------------------------------------------------------
Why Multi-Management?

Most mutual funds are run by a single portfolio manager or an in-house team of managers who pursue a particular investment style, whether it be growth or value. But styles go in and out of favor. What produces strong returns one year may produce disappointing results the next. That's a prescription for increased volatility.

All-Star utilizes multi-management, the same approach that is practiced by most large institutions such as pension and endowment plans. Rather than rely on a single investment style, multi-management combines managers who practice different investment styles to reduce volatility while producing attractive returns.

All-Star's long-term track record provides clear testimony to the value of the multi-management strategy. As you can see from the chart below, All-Star has produced ten years of better-than-average returns and better-than-average consistency compared with other major growth and income funds.

        Ten Years of Better-than-Average Returns and Better-than-Average
          Consistency Compared with Other Major Growth and Income Funds

                        (x-axis)             (y-axis)
                        --------             --------

                          5.97                 14.46
                          4.20                 15.08
                          4.95                 15.53
                          6.18                 12.60
                          6.03                 17.29
                          4.97                 13.15
                          3.46                 15.19
                          6.54                 10.75
                          5.61                 14.77
                          2.87                 15.00
                          5.95                 15.48
                          4.75                 11.48
                          5.88                 14.42
                          3.36                 14.77
                          4.86                 15.84
                          4.67                 15.49
                          4.32                 18.17
                          4.08                 18.37
                          3.54                 15.55
                         12.94                  7.25
                          3.96                 16.94
                          3.16                 16.02
                          4.68                 14.62
                          3.99                 15.02
                          2.74                 15.57
                          5.75                 14.36
                         12.28                 15.74
                          2.85                 16.31
                          4.49                 12.83
                          4.53                 13.34
                          7.97                 14.48
                          7.70                 14.26
                          7.40                 14.32
                          5.09                 15.50
                          6.96                 13.59
                          6.49                 11.41
                          5.60                 16.73
                          4.50                 14.82
                          3.46                 16.09
                          6.41                  9.75
                          5.64                 12.17
                          5.08                 14.13
                          4.44                 15.60
                          5.82                 14.36
                          5.66                 18.07
                          3.86                 13.50
                          7.09                 13.11
                          2.54                 16.61
                          9.00                 19.06
                          5.93                 13.43
                          7.60                 17.14
                          5.60                 14.28
                          4.00                 15.20
                          2.31                 18.48
                          8.07                 13.03
                          5.31                 13.80
                          5.17                 14.93
                          6.39                 11.44
                          3.57                 16.19

Each dot represents the precise return and consistency of one fund over the past 10 years (January 1, 1990, through December 31, 1999) in the universe of 58 Growth & Income Funds (as listed by both Morningstar, Inc. and Lipper, Inc.) that had at least $100 million in net assets at the beginning of the 10 year period.

Consistency is measured by examining the volatility of "non-market" monthly returns, calculated by subtracting the return of the S&P 500 Stock Index from each mutual fund's return. The lower the volatility, the higher the consistency of results compared with the stock market.

All-Star's high return and high consistency combination is well-placed among the universe of other major growth and income funds.

--------------------------------------------------------------------------------
                                                   Constructing the Manager Team

LAMCO has identified five different styles as the best combination to achieve All-Star's investment objectives.

Three of the styles, representing 60 percent of All-Star's assets, are value styles, which focus on the selection of companies that trade at comparatively low multiples of company earnings and book value. The other two styles, representing 40 percent of the assets, are growth styles, which focus on the selection of companies whose growth prospects are better than the average company. Within these broad styles of value and growth are the specific styles shown in the pie chart below.

LAMCO searches for successful, independent investment management organizations to hire as portfolio managers for All-Star. LAMCO employs qualitative and quantitative analysis, face-to-face meetings and other techniques to select managers who can bring to All-Star both a value-added approach and the ability to complement the investment styles of the other managers.

The managers LAMCO selects are distinguished by a number of characteristics:

o  A constant focus on a particular style of investing.

o  A disciplined investment decision-making process.

o  A record of success relative to other managers who practice the same style.

o Continuity among the investment professionals, so that those who have built the record remain the managers.

o  A well-managed, highly responsive organization.

The pie chart below shows the portfolio manager lineup and percentage allocations to each.

[The following information was depicted as a pie chart in the printed material.]

20%

WESTWOOD MANAGEMENT CORPORATION

Growth / Growth companies selling at reasonable valuations based on the firm's earnings projections, which are not yet reflected in consensus estimates.

20%

TCW INVESTMENT MANAGEMENT COMPANY

Growth / Companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins.

20%

BOSTON PARTNERS ASSET MANAGEMENT, L.P.

Value / Companies with low price-to-earnings and price-to-book ratios where a catalyst for positive change has been identified.

20%

OPPENHEIMER CAPITAL

Value / Companies that exhibit the ability to generate excess cash flow while earning high returns on invested capital.

20%

J.P. MORGAN INVESTMENT MANAGEMENT INC.

Value / Companies diversified across all sectors that are undervalued relative to the firm's projected growth rates.

As with anything in investments, circumstances change, so...

--------------------------------------------------------------------------------
Manager Evaluation and, Occasionally, Replacement

 ...LAMCO conducts continuing evaluation of the portfolio managers. The purpose is to be sure that each is still the best choice for All-Star. Through frequent meetings with the portfolio managers, and through qualitative and quantitative analyses, each is continually evaluated to assure that:

   o  They are consistently practicing their investment style.

   o  Their transactions and holdings reflect their style.

   o  Their organization and investment process continue to support their style.

   o Their investment performance is competitive when compared with other portfolio managers practicing a similar style.

Also, LAMCO is alert to assuring the proficiency of the portfolio manager team. The objective is to be certain that the team remains an optimal combination, giving All-Star the full benefits of multi-management. The procedures include:

   o Assuring that All-Star's total portfolio has the proper investment characteristics.

   o  Researching new investment managers as possible future portfolio managers.

   o Making portfolio manager changes when necessary. Nine portfolio managers have been replaced from inception in 1986 through 1999.

Further, LAMCO shifts assets among the portfolio managers at selected times. As the previous pie chart indicates, All-Star's assets are allocated among the five portfolio managers to provide the desired style diversification. However, each day stock market action changes the actual assets under management of the various managers. Accordingly, from time to time, LAMCO reallocates assets back to the original allocations in order to preserve the benefits of All-Star's multi-management methodology. This procedure is called rebalancing.

The anatomy of All-Star's multi-management structure is visible in its portfolio characteristics on the following page. For reference, they are compared with the S&P 500 Stock Index.

--------------------------------------------------------------------------------
                                    Portfolio Managers/Portfolio Characteristics

THE FUND'S FIVE PORTFOLIO MANAGERS AND THE INVESTMENT STYLES THEY PRACTICE ARE:

BOSTON PARTNERS ASSET MANAGEMENT, L.P.

Companies with low price-to-earnings and price-to-book ratios where a catalyst for positive change has been identified.

J.P. MORGAN INVESTMENT MANAGEMENT INC.

Companies diversified across all sectors that are undervalued relative to the firm's projected growth rates.

OPPENHEIMER CAPITAL

Companies that exhibit the ability to generate excess cash flow while earning high returns on invested capital.

TCW INVESTMENT MANAGEMENT COMPANY*

Growth companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins.

WESTWOOD MANAGEMENT CORPORATION

Growth companies selling at reasonable valuations based on the firm's earnings projections, which are not yet reflected in consensus estimates.

MANAGERS' DIFFERING INVESTMENT STYLES ARE REFLECTED IN PORTFOLIO
CHARACTERISTICS:

   The portfolio characteristics table below is a regular feature of the Fund's shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund's five portfolio managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500 Stock Index.

PORTFOLIO CHARACTERISTICS
AS OF DECEMBER 31, 1999
(UNAUDITED)

                            INVESTMENT STYLE SPECTRUM

VALUE                                                                     GROWTH

---------------------------------------------------------------------------------------------------------------------------
                                           Boston       J.P.       Oppen-                               Total        S&P
                                          Partners     Morgan      heimer      Westwood      TCW        Fund      500 Index
---------------------------------------------------------------------------------------------------------------------------
Number of Holdings                            34          91          27          42          27         177         500
---------------------------------------------------------------------------------------------------------------------------
Percent of Holdings in Top 10                 40%         28%         60%         36%         58%         19%         22%
---------------------------------------------------------------------------------------------------------------------------
Weighted Average Market
Capitalization (billions)                    $18        $116         $77         $49        $113         $76        $143
---------------------------------------------------------------------------------------------------------------------------
Average Five-Year Earnings
Per Share Growth                              15%         17%         15%         21%         30%         20%         17%
---------------------------------------------------------------------------------------------------------------------------
Dividend Yield                               1.6%        1.2%        1.3%        1.3%        0.2%        1.1%        1.3%
---------------------------------------------------------------------------------------------------------------------------
Average Price/Earnings Ratio                  17x         23x         21x         27x         41x         25x         31x
---------------------------------------------------------------------------------------------------------------------------
Average Price/Book Value Ratio               3.1x        4.7x        4.3x        4.7x        9.7x        5.2x        5.4x
---------------------------------------------------------------------------------------------------------------------------

* TCW Investment Management Company replaced Wilke/Thompson Capital Management, Inc. effective November 1, 1999.

Top 50 Holdings (Unaudited)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
   RANK AS              RANK AS                                                       MARKET                PERCENT OF
 OF 12/31/99          OF 9/30/99        SECURITY NAME                              VALUE ($000)             NET ASSETS
----------------------------------------------------------------------------------------------------------------------
      1                   1             Citigroup, Inc.                               $46,789                   3.4%
      2                  13             Intel Corp.                                    31,987                   2.3
      3                  16             Cisco Systems, Inc.                            27,467                   2.0
      4                   7             Microsoft Corp.                                26,946                   1.9
      5                  10             Nokia Corp. ADR                                26,600                   1.9
      6                   5             Sprint Corp. (FON Group)                       22,886                   1.6
      7                 176             Dell Computer Corp.                            22,165                   1.6
      8                  15             Alcoa, Inc.                                    21,339                   1.5
      9                 New             Siebel Systems, Inc.                           20,614                   1.5
     10                  79             Sterling Software, Inc.                        19,215                   1.4
     11                   9             SBC Communications, Inc.                       19,110                   1.4
     12                  11             AMFM, Inc.                                     18,772                   1.3
     13                 New             Kansas City Southern Industries, Inc.          17,753                   1.3
     14                   2             Monsanto Co.                                   17,699                   1.3
     15                   6             Computer Associates International, Inc.        17,135                   1.2
     16                  64             Time Warner, Inc.                              16,537                   1.2
     17                 New             Applied Materials, Inc.                        16,267                   1.2
     18                  18             AFLAC, Inc.                                    15,572                   1.1
     19                  12             Morgan Stanley Dean Witter & Co.               15,460                   1.1
     20                 New             Maxim Integrated Products, Inc.                15,336                   1.1
     21                   4             XL Capital Ltd.                                14,878                   1.1
     22                  33             Hewlett-Packard Co.                            14,618                   1.0
     23                  36             The Home Depot, Inc.                           14,532                   1.0
     24                  27             Temple-Inland, Inc.                            14,249                   1.0
     25                  19             Federated Department Stores, Inc.              13,647                   1.0
     26                 New             Biogen, Inc.                                   13,114                   0.9
     27                  14             GTE Corp.                                      12,984                   0.9
     28                  23             Honeywell International, Inc.*                 12,876                   0.9
     29                  17             Freddie Mac                                    12,707                   0.9
     30                  44             Lucent Technologies, Inc.                      12,449                   0.9
     31                  28             MCI WorldCom, Inc.                             12,273                   0.9
     32                  22             International Business Machines Corp.          12,199                   0.9
     33                  37             Kimberly-Clark Corp.                           11,980                   0.9
     34                 129             Burlington Resources, Inc.                     11,638                   0.8
     35                  83             Safeway, Inc.                                  11,540                   0.8
     36                  21             Boeing Co.                                     11,492                   0.8
     37                  25             Conoco, Inc., Class B                          11,413                   0.8
     38                  26             Oracle Corp.                                   11,335                   0.8
     39                  57             Tiffany & Co.                                  11,201                   0.8
     40                 147             The Charles Schwab Corp.                       11,125                   0.8
     41                  43             AMR Corp.                                      10,720                   0.8
     42                  32             Halliburton Co.                                10,711                   0.8
     43                 104             Procter & Gamble Co.                           10,606                   0.8
     44                 New             Amgen, Inc.                                    10,403                   0.7
     45                  63             Electronic Data Systems Corp.                  10,389                   0.7
     46                 119             Warner-Lambert Co.                             10,308                   0.7
     47                   8             CIGNA Corp.                                    10,304                   0.7
     48                  56             The Walt Disney Co.                             9,793                   0.7
     49                  76             Deere & Co.                                     9,681                   0.7
     50                  42             Countrywide Credit Industries, Inc.             9,640                   0.7

* Formerly AlliedSignal, Inc.

                           Major Stock Changes in the Fourth Quarter (Unaudited)
--------------------------------------------------------------------------------

The following are the major ($4.0 million or more) stock changes -- both additions and reductions -- that were made in the Fund's portfolio during the fourth quarter of 1999, not including changes made in connection with the substitution of TCW Investment Management Company for Wilke/Thompson Capital Management, Inc. as a portfolio manager effective November 1, 1999.

--------------------------------------------------------------------------------
                                                       SHARES
                                      ------------------------------------------
SECURITY NAME                         PURCHASED         SOLD      AS OF 12/31/99
--------------------------------------------------------------------------------
ACE Ltd.                               463,000                        463,000
Amgen, Inc. *                          173,200                        173,200
Biogen, Inc.                           155,200                        155,200
Burlington Northern Santa Fe Corp.     150,000                        200,000
Burlington Resources, Inc.             249,000                        352,000
Exxon Mobil Corp. **                    57,290                        103,627
Northrop Grumman Corp.                 141,400                        141,400
Occidental Petroleum Corp.             320,400                        320,400
Office Depot, Inc.                     380,000                        380,000
Sara Lee Corp.                         212,500                        212,500
Seagate Technology, Inc.               134,200                        134,200
Sterling Software, Inc.                284,500                        610,000
Textron, Inc.                           75,000                         75,000
Tribune Co.                             98,400                         98,400
United Parcel Service, Inc. Class B    101,800                        101,800
Wellpoint Health Networks, Inc.         94,000                         94,000

Aetna, Inc.                                           (98,600)              0
AT&T Corp.                                           (137,500)         75,700
CIGNA Corp.                                           (87,800)        127,900
Conseco, Inc.                                        (241,100)        118,500
Consolidated Edison, Inc.                            (244,600)              0
CVS Corp.                                            (178,300)              0
Ford Motor Co.                                       (110,000)         22,300
General Mills, Inc. *                                (188,200)              0
Monsanto Co.                                          (92,700)        496,800
Morgan Stanley Dean Witter & Co.                      (69,400)        108,300
The New York Times Co.                               (143,600)              0
Nokia Corp. ADR                                       (40,000)        140,000
Oracle Corp.                                         (162,200)        101,150
Parker-Hannifin Corp.                                (164,200)              0
The Pepsi Bottling Group, Inc.                       (453,200)              0
Tyco International Ltd. *                            (163,400)        221,268
XL Capital Ltd.                                      (149,600)        286,800

 * Adjusted for stock split
** Adjusted for merger of Mobil Corp. and Exxon Corp.

Manager Roundtable
--------------------------------------------------------------------------------

The Stock Market Climbed a 'Wall of Worry' to Post Another Solid Year in 1999 -- but What of 2000 and Beyond?

A ROBUST ECONOMY, RISING INTEREST RATES, MUCH HIGHER OIL PRICES, EXTENDED VALUATIONS -- DESPITE WORRIES, THE LEADING MARKET INDICES (BUT JUST A MINORITY OF THE UNDERLYING STOCKS) REACHED NEW HIGHS IN 1999. IN THIS ROUNDTABLE, ALL-STAR'S PORTFOLIO MANAGERS ANALYZE WHERE WE'VE BEEN AND TAKE A LOOK AHEAD.

--------------------------------------------------------------------------------
The views expressed in this interview represent the managers' views at the time of the discussion (January 2000) and are subject to change.
--------------------------------------------------------------------------------

What can top 1999? It was the fifth straight year of 20 percent plus returns in the S&P 500 Index, and the Nasdaq Composite Index roared ahead an astounding
85.6 percent. A handful of stocks rose more than 1,000 percent during the year (and one, QUALCOMM, was up 2,621 percent). At the same time, the market's advance was narrow. For example, the average stock in the S&P 500 was up only half as much as the index. And, 1999 had worries aplenty -- rising interest rates, higher energy prices, a hawkish Federal Reserve, stretched equity valuations, and an economic situation that was red hot in the U.S. and improving abroad. At the same time, there were an ample number of offsetting factors on the positive side: low inflation, strong corporate earnings, good productivity gains, rising consumer confidence and a federal budget deficit that transformed into a surplus.

   Now what? How do Liberty All-Star Equity Fund's portfolio managers interpret the year? What do these experienced investors see ahead? Are things really "different" this time? And what stocks are they keeping an eye on right now? For answers, we talk with the Fund's five portfolio managers in this 1999 Annual Report Roundtable. The Fund Manager, Liberty Asset Management Company (LAMCO), serves as the moderator of the Roundtable. The participating portfolio managers and their investment styles are:

BOSTON PARTNERS ASSET MANAGEMENT, L.P.

Portfolio Manager / Mark E. Donovan, Chairman, Equity Strategy Committee

Investment Style / Value -- Boston Partners invests in undervalued companies that have sound business fundamentals and positive business momentum. The firm searches for companies with low price-to-earnings and price-to-book value ratios where a catalyst for positive change has been identified.

J. P. MORGAN INVESTMENT MANAGEMENT INC.

Portfolio Manager / Henry D. Cavanna, Managing Director

Investment Style / Value -- J. P. Morgan Investment Management invests primarily in the stocks of medium- to large-size companies that are undervalued relative to their projected growth rates. The firm focuses on individual stock selection, rather than sector rotation, style/theme investing or market timing. Portfolios are characterized by above- market earnings and dividend growth, but price-to-book and price-to-earnings ratios that are below or in line with the market.

OPPENHEIMER CAPITAL

Portfolio Manager / John G. Lindenthal, Managing Director

Investment Style / Value -- Oppenheimer invests in the stocks of quality companies with sound business prospects that are considered undervalued. Research focuses on cash flow analysis. Purchase candidates exhibit a high return on equity, large undedicated cash flow, and reasonable prices in relation to intrinsic value.

WESTWOOD MANAGEMENT CORPORATION

Portfolio Manager / Susan M. Byrne, President and Chief Investment Officer

Investment Style / Growth -- Westwood's investment strategy is growth at a reasonable price. The firm employs internally generated, bottom-up, fundamental research and seeks to identify stocks with misperceived growth expectations. Proprietary income and balance sheet projections are utilized to identify securities whose typical portfolio characteristics are characterized by higher return on equity, higher forecasted 12-month growth rates and lower forecasted price-to-earnings ratios than the market.

TCW INVESTMENT MANAGEMENT COMPANY

Portfolio Manager / Glen E. Bickerstaff, Managing Director U.S. Equities

Investment Style / Growth -- TCW invests in companies

--------------------------------------------------------------------------------

that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins. Its concentrated growth equity strategy seeks leading companies with distinct advantages in their business model and an inherent edge over their competitors. Research plays a critical role in the selection process, and the investment horizon is long-term. TCW is the newest of the Fund's five portfolio management firms, having joined the team in November 1999.

LAMCO: From your perspective, how do you view 1999, particularly the fourth quarter? What forces drove the market higher -- were they the same factors that have accounted for its upward move over the past four years, or were there shifts over this multi-year period? Henry Cavanna, can we ask you to start off?

CAVANNA (J.P. MORGAN -- VALUE): The confluence of a continued strong economy, abundant liquidity and high investor enthusiasm produced another strong year in the U.S. stock market. What made the year a bit different was that the market rose in spite of rising interest rates and was characterized by significant dispersion in returns between sectors and investment styles. Growth outperformed value, large cap did better than small cap and technology stocks dominated. Internet obsession led the large cap tech sector to jump 80 percent. At year-end the tech sector represented 30 percent of the S&P 500 index. By contrast, six of the 16 sectors we track actually declined in 1999. Almost half of the stocks in the S&P 500 finished the year lower. Investors penalized companies with low valuations, especially if short-term earnings expectations were revised downward, and rewarded companies with momentum in revenue and/or earnings growth, regardless of high valuations.

--------------------------------------------------------------------------------
"Growth outperformed value, large cap did better than small cap and technology stocks dominated [in 1999] . . . Almost half of the stocks in the S&P 500 finished the year lower."
--------------------------------------------------------------------------------

LAMCO: Good analysis. Let's hear from a growth manager. Susan Byrne, what are your thoughts at Westwood?

BYRNE (WESTWOOD -- GROWTH): Westwood's style leads us to growth companies that are selling at reasonable valuations. Market leadership within the S&P 500 continued to be narrow throughout the year. It was also the year that we saw the Internet emerge as a viable entity and "dot com" became the theme in the markets. We still believe that a handful of companies cannot lead the market higher for an infinite period of time. The top companies are priced for perfection and those that have had less than perfect execution have seen their stock prices punished. We continue to find more compelling growth company valuations in the bottom 450 of the S&P 500.

--------------------------------------------------------------------------------
"We . . . believe that a handful of companies cannot lead the market higher for an infinite period of time."
--------------------------------------------------------------------------------

LAMCO: Thank you. John Lindenthal, what's the view at Oppenheimer?

LINDENTHAL (OPPENHEIMER -- VALUE): Market performance accelerated dramatically in the last two months of the year. The primary reason was exceptional liquidity in the financial system. Because of concerns about Y2K issues, the Federal Reserve allowed the money supply to grow well above the stated bands. The prime beneficiaries were the same group of stocks that have led the market recently, i.e.: technology and communications-based companies.

LAMCO: Let's round out the value managers with some comments from you, Mark Donovan.

DONOVAN (BOSTON PARTNERS -- VALUE): The fourth quarter of 1999 was representative of a year that feasted on technology and ignored most everything else. As such, the fourth quarter, and ultimately the year, was not a period of growth versus value, but technology versus the rest of the market. In order to keep pace with the broad market over both of these time periods investors had to be heavily weighted in technology. With the technology sector selling at a lofty 54 times next year's earnings, even some growth investors suffered from acrophobia. It is interesting to note that the returns of the two large capitalization Russell style indices

--------------------------------------------------------------------------------
"With the technology sector selling at a lofty 54 times next year's earnings, even some growth investors suffered from acrophobia [in 1999]."
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(growth and value) were about the same this year, exclusive of technology. Add back technology, and the growth index won by over 25 percentage points.

LAMCO: For a final perspective, let's turn to our other growth manager, TCW. All-Star shareholders have not yet had the chance to meet Glen Bickerstaff, as TCW was retained as a manager November 1. We'll profile TCW in our first quarter report. Meanwhile, Glen, why don't you give us your perspective on 1999.

BICKERSTAFF (TCW -- GROWTH): While the broad market showed substantial returns in 1999, particularly the fourth quarter, what was most striking about the performance was the concentration of leadership. We feel, to some extent, the narrow leadership is warranted. In an economy with low inflation few companies have pricing power. The Internet is removing the advantages incumbent companies have. Consumers today see better bargains as trade barriers have been relaxed and more economies are rapidly exploiting their comparative advantages.

--------------------------------------------------------------------------------
"We feel, to some extent, the narrow leadership is warranted. In an economy with low inflation few companies have pricing power. The Internet is removing the advantages incumbent companies have."
--------------------------------------------------------------------------------

   Over the past four years these factors have become more and more powerful, as evidenced by market leadership becoming increasingly narrow. In this environment, companies that have distinct and sustainable product or process advantages over their competition have delivered consistent growth and have been rewarded by the stock market.

LAMCO: Interesting observations from everyone. Let's look a little farther back into "history." Over the decade of the '90s, what sticks in your mind as an investor? And, related to that, how has the decade changed the behavior and/or psychology of the individual investor? Glen Bickerstaff and Susan Byrne, let's hear from the growth managers first and then ask the value managers the same question.

BICKERSTAFF (TCW -- GROWTH): The decade of the '90s benefited from a number of trends, notably: A -- Technological advances (including the Internet) and a more productive demographic base in the developed world; B -- Improved global trade and a willingness by business to source, produce and distribute product in the most effective and efficient locations; C -- Central bankers' resolve to control inflation; D -- Generally, an environment of world peace.

   As to the second question, with this backdrop companies in the U.S. were able to improve their returns on capital and interest rates declined as inflation fell. Investors, particularly aging baby boomers, who have become more concerned about their retirement, have embraced the opportunity by buying equity investments. After witnessing the stock market bounce back from the crash in 1987, many investors view declines with more hope than fear. After several years of superior returns, surveys show investor expectations are high.

BYRNE (WESTWOOD -- GROWTH): As the new millennium begins, I start my fourth decade as a professional investor. Some things are the same and others very different. In the same category, the end of each decade saw one sector dominating the previous decade's performance while constituting large percentages of the cap-weighted indices. In the different category, they were not the same sectors. In the 1970s, oil and commodity-related sectors were the best performers rising to dominate the S&P 500. Oil was going to $50 per barrel and it was not unusual for 50 percent of a portfolio to be in the sector. The end of the 1980s saw consumer and drug stocks, especially multinationals, dominate. The weak dollar combined with the Asian and South American "economic miracle" meant these companies could grow at 20 percent plus forever. As we enter the "2000s," successful portfolios have ridden the Internet wave up to dizzying heights and technology is now the largest sector. In the same category, each sector's performance represented the best profit growth of the decade -- and they each underperformed in the following decade.

--------------------------------------------------------------------------------
". . . the democratization of information, combined with cheap and easy access to transactions, has brought about what many professional investors think of as a very risky market due to speculative access by the non-professional community."
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   As to the individual investor, the Internet has created something that is very different -- the democratization of information, combined with cheap and easy access to transactions, has brought about what many professional investors think of as a very risky market due to speculative access by the non-professional community. This is the only area where I am seeing the possibility of permanent change.

LAMCO: How would the value managers view the decade? Mark Donovan, lead off on this one, please.

Donovan (Boston Partners -- Value): The decade of the 1990s will be remembered as one of the most successful 10-year periods in stock market history. New records were set, historical precedence was broken, and the future looks very bright, if not a little volatile. Many investors think we are in an era when double digit returns are the norm and triple digit returns are possible on individual stocks. They believe the "old" rules no longer apply and a long-term approach toward investing is out of date.

   Although the rules may seem to be constantly changing, we would argue that they are not all obsolete. In fact, the most important rules still do apply. Investment experience does matter, earnings and cash flow are important to a company's long-term viability, and a long-term approach is essential to consistent returns. Regardless of individual investors' current psychology, which argues that equity markets only go up, we are firm believers that it is not going to be different this time.

--------------------------------------------------------------------------------
"Regardless of individual investors' current psychology, which argues that equity markets only go up, we are firm believers that it is not going to be different this time."
--------------------------------------------------------------------------------

LAMCO: John Lindenthal, your thoughts?

LINDENTHAL (OPPENHEIMER -- VALUE): For most of the '90s, we have had sound policies from the Federal Reserve Board and, therefore, low inflation. During sustained periods of low inflation, financial assets, mainly equities, usually do well. Another important ingredient of the 1990s bull market was a powerful increase in returns on invested capital. This supported a solid growth in earnings for U.S. based corporations. Also, advancements in technology have improved the individual investor's ability to trade on his or her own. With much more information available through the Internet, individuals are able to make better choices among alternative investments.

LAMCO: Henry Cavanna, share your thoughts, please.

CAVANNA (J.P. MORGAN -- VALUE): What sticks out to me is the length and strength of the economic cycle in the U.S. coming off the 1990-91 recession, and the tremendous wealth that has been created over a 10-year period of double digit compounding for major market indices -- 18.2 percent for the S&P 500. All of this was accomplished with low and declining inflation and consistent improvements in productivity. In the 90s, we witnessed an explosion in technology applications extending to the mainstream of America, a trend that is likely to continue well into the next decade. In social terms, we have begun to witness the impact of the peace dividend that was expected as a result of the end of the cold war. History books will use words like "prosperity" and "technology" to mark this decade.

--------------------------------------------------------------------------------
"What sticks out to me is the length and strength of the economic cycle in the U.S. coming off the 1990-91 recession, and the tremendous wealth that has been created over a 10-year period of double digit compounding . . ."
--------------------------------------------------------------------------------

   As to individual investors, good returns finally brought them back into the market with a vengeance, initially through equity mutual funds and more recently through online trading, a new benefit of technology and the Internet. Day trading by retail investors is an end-of-decade phenomenon that captures the worrisome trends of the current euphoria. Momentum and short-term thinking without a commensurate dose of analysis and valuation parameters ultimately lead to corrections as multiples become detached from fundamental reality.

LAMCO: Having taken a look back, let's peek into the near-term future. Coming into 2000, do you anticipate "more of the same" from the domestic equity market or should investors expect a change in the environment? We heard from the growth managers first on the last question, so let's ask Mark Donovan to lead off for the value managers.

--------------------------------------------------------------------------------

DONOVAN (BOSTON PARTNERS -- VALUE): As we enter 2000, we expect that many of the current trends will remain in place with, however, some deviation back to historical norms. The current catalyst in the market's strength is growth in the technology sector, particularly the Internet phenomenon. The boom in the development of the Internet and the simultaneous explosion in demand for broadband communications has fueled a rise in valuations of anything connected to the "New Economy." This includes "dot com" companies, Internet infrastructure companies, telecommunications equipment companies and hardware suppliers. Advocates of these stocks maintain that valuations are essentially irrelevant because the growth in these businesses is unlike anything we have ever seen and is virtually unstoppable. If this is true, then the old rules of valuation do not apply. Yahoo's price-to-earnings ratio of 482 or its price-to-sales ratio of 139 are meaningless when considering the enormous growth that Yahoo will experience in the future, according to the stock's supporters. We believe that a few of the Internet companies will be successful, but like the railroads, automobiles and the airlines, the introduction of life-changing technology does not always result in an unlimited supply of companies that will provide stratospheric investment returns. The recent behavior of these stocks -- particularly after the America Online/Time Warner announcement -- leads us to believe that investors are beginning to come to the same conclusion.

--------------------------------------------------------------------------------
"An important ingredient of the 1990s bull market was a powerful increase in returns on invested capital. This supported a solid growth in earnings for U.S. based corporations."
--------------------------------------------------------------------------------

LAMCO: Henry Cavanna and John Lindenthal, what are your views on 2000?

CAVANNA (J.P. MORGAN -- VALUE): Coming into 2000, we expect a broadening of the market to include industrial and financial companies. While technology and Internet stocks should give back some gains due to their sky-high valuations, we expect the momentum in technology spending to continue, being driven by growth in the Internet, e-commerce, and wireless and data communications trends. What will be different will be caused by a background of more synchronized growth around the world -- better in Europe, recovery in Asia and Latin America, and more moderate growth in the U.S. Smaller cap stocks should also do better as investors appear finally to be recognizing many of the opportunities and values in this market sector. One worrisome factor will be the prospect of tighter monetary policy, which should hold back some of the upside potential for U.S. stocks.

LINDENTHAL (OPPENHEIMER -- VALUE): We expect the market to broaden over the course of 2000. It has shown some signs of doing this over the past year, but so far none of these moves has been sustained. The leadership in the market has been extremely narrow, and a broadening would be healthy for the long run.

LAMCO: Now, let's hear from the growth managers on this point. Susan Byrne, share your thoughts, please.

BYRNE (WESTWOOD -- GROWTH): Coming into 2000, we think investors should look for little change in the markets. Our outlook suggests that the "market" is overvalued at this level. However, the broad market has reached these levels as a result of a relatively small number of companies. While Internet companies contributed to the market's excitement in 1999, growth can be found in other market sectors. When we look at the companies that have not led the market up, we find that they are undervalued at today's levels. Many of the companies that are not perceived as benefiting from the Internet have shown excellent top and bottom line growth, but have not yet been rewarded for that performance in the marketplace. As investors search for good growth companies in this market, we think companies in these undervalued sectors will be rewarded.

BICKERSTAFF (TCW -- GROWTH): We believe that most of the factors witnessed in the '90s are still in place. The utilization of broad bandwidth should enable even greater technology-driven improvements in productivity. These factors will continue

--------------------------------------------------------------------------------
"We believe that most of the factors witnessed in the '90s are still in place. .
 . . These factors will continue to shape competition and enable companies with superior business models to capture superior returns."
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

to shape competition and enable companies with superior business models to capture superior returns.

LAMCO: Speak to your own style -- growth or value -- going into the new millennium. In other words, has the definition of growth or value changed over the years, or remained pretty much the same? What do you believe the future holds for your style? Glen Bickerstaff, continue, please.

BICKERSTAFF (TCW -- GROWTH): Our approach centers on identifying leading companies with distinct and sustainable product or process advantage that benefit from long-term secular trends. Today's economic environment favors these companies.

LAMCO: Susan Byrne, your view?

BYRNE (WESTWOOD -- GROWTH): Common valuation metrics have included book value, earnings per share, cash flow, etcetera. Multiples were then attached, a range was applied, and individual securities were deemed to be cheap or dear depending on where they fell on the scale. The nature of an industrial company is to have assets in plants and equipment that produces goods. This increases book value while operating leverage influences cash flow. In our service-based economy, less than one-third of GDP is associated with manufacturing and the twenty-first century will probably diminish that further. Why then would book value continue to be used if it forces the growth at a reasonable price manager into nongrowing, declining industries? Using an adjusted price-to-sales valuation may be a much better approach. This has allowed us to identify future growth leaders.

--------------------------------------------------------------------------------
"It is important for all investors to find a way to participate in technology and the Internet because of the overwhelming impact these trends are having on all of our lives."
--------------------------------------------------------------------------------

LAMCO: John Lindenthal, lead off for the value managers, please, and then let's hear from Henry Cavanna and Mark Donovan.

LINDENTHAL (OPPENHEIMER -- VALUE): Value investing has been out of favor for about two years. Growth investing has obviously been in favor over the past two years. Historically, that is about as long as one style dominates. We are never sure of what the catalyst is to change things more in our favor, but we do know that we have to be ready. Well positioned companies create value over long periods of time, and eventually the market recognizes the build-up in value.

CAVANNA (J.P. MORGAN -- VALUE): Our style is to invest on a balanced basis in all major market sectors, along with applying a value discipline within sectors. Having a value discipline has been counterproductive in a market that focuses primarily on momentum. Definitions of value and growth are often debated, but what is clear is that pure value investing without a short-term catalyst, like positive earnings revisions, will continue to be problematic. It is important for all investors to find a way to participate in technology and the Internet because of the overwhelming impact these trends are having on all of our lives.

--------------------------------------------------------------------------------
"Value investing has been out of favor for about two years . . . We are never sure of what the catalyst is to change things more in our favor, but we do know that we have to be ready."
--------------------------------------------------------------------------------

DONOVAN (BOSTON PARTNERS -- VALUE): We believe that the future for value investing is very bright. The fact that such a broad segment of the public has dismissed the value strategy as being obsolete gives us greater confidence that we are at or near an inflection point in the market. Although we do not believe that the basic premises behind value and growth investing have changed, we would agree that the rules behind these two distinct styles are constantly being challenged. In every bull market that has been led by one sector -- technology in mid '60s, oil in late '70s, biotech in mid-'80s -- investors have touted how "it's different this time." Yes, the investment climate is different and the world is in a different state both politically and economically, but to argue that the laws of finance have been repealed based on a cyclical move in the market could prove to be short-sighted and dangerous. It is highly unlikely that the momentum-driven market of 1999 will repeat itself in 2000, given the enor-

--------------------------------------------------------------------------------

mous valuation gap that now exists between the perceived "hyper-growth" stocks and everything else. A portfolio of sensibly priced stocks with strong fundamentals seems to be a very prudent strategy in this risky environment.

LAMCO: Let's focus on a related question: What's the future of diversification when concentrated, cap-weighted indices such as the Nasdaq and the S&P 500 rack up big gains and the stock market separates into tech stocks and "all other?" Mark Donovan, let's stay with you.

DONOVAN (BOSTON PARTNERS -- VALUE): Given the current concentration of the Nasdaq and the S&P 500, we feel that now is a very important time for diversification. With so few stocks leading the market -- remember, breadth was negative in 1999! -- exposure to the "forgotten stocks" will most likely insulate an investor to a correction of the market leaders. Remember, too, with the average stock in the NYSE and the S&P in negative territory for the year 1999, there has already been a correction in the average stock.

LAMCO: Henry Cavanna, what is J.P. Morgan's  thinking?

CAVANNA (J.P. MORGAN -- VALUE): We feel comfortable taking a diversified approach, investing both in the new economy and the old economy with a tilt toward those industries and companies with more reasonable valuations, and being more sensitive to fundamental catalysts that will change investor perceptions.

LAMCO: What does Oppenheimer believe?

LINDENTHAL (OPPENHEIMER -- VALUE): The large capitalization tech stocks that dominate the S&P 500 and Nasdaq are selling at price-to-earnings multiples -- if there are any earnings at all -- that have never been seen before. The spread between high multiple and low multiple stocks is wider than it has ever been. The lower multiple stocks are very attractive and will catch up over time.

LAMCO: How about the growth managers?

BICKERSTAFF (TCW -- GROWTH): In the 1950s, Nobel prize winner Harry Markowitz determined that full diversification is achieved with a remarkably few securities held in varied sectors. This still holds true. Moreover, in a very open and dynamic economy, competition allows for innovative newcomers to unseat incumbent companies at a rapid rate.

BYRNE (WESTWOOD -- GROWTH): Diversification has taken on new meaning now that the market has racked up huge gains with the help of tech stocks. Both the Nasdaq and the S&P 500 are capitalization-weighted indices and are now more appropriate as benchmarks for true growth investors. Increasingly, we think, they will be tossed out in favor of equal-weighted benchmarks. Look for investors to follow equal-weighted benchmarks as a truer reference for what the "market" is doing.

--------------------------------------------------------------------------------
"Diversification has taken on new meaning . . . Both the Nasdaq and the S&P 500 are capitalization-weighted indices and are now more appropriate as benchmarks for true growth investors. Increasingly, we think, they will be tossed out in favor of equal-weighted benchmarks."
--------------------------------------------------------------------------------

LAMCO: What are you keying on for 2000 in terms of factors such as interest rates, inflation, economic growth, corporate earnings and the election? Thoughts, Susan Byrne?

BYRNE (WESTWOOD -- GROWTH): Looking into 2000, I see a "steady as she goes" world. The consumer should continue to stay strong, with only a slight moderation in spending. Manufacturing will continue to rebound as global demand for exports increases. We could also see the Fed increase interest rates another 50 basis points. Inflation may tick up slightly to 3 percent, but should not be a long-term problem, and any first half Fed action should help rates later in the year.

LAMCO: Glen Bickerstaff, comment for TCW, please.

BICKERSTAFF (TCW -- GROWTH): We anticipate that the full effect of the Federal Reserve interest rate increases and higher energy costs will soon impact the broad economy. At the same time, consumer confidence is very high. The combined effect may result in an economic slowdown for certain companies and an opportunity to gain market share

--------------------------------------------------------------------------------

for other companies. Businesses that can deliver consistent growth in the year 2000 will be very valuable. We expect that demand for technology-based productivity solutions, financial services, breakthrough health care products and interesting entertainment content will continue to be strong. In addition, companies that, through process advantage and economies of scale, can offer better value for consumers will thrive.

--------------------------------------------------------------------------------
"We expect that demand for technology-based productivity solutions, financial services, breakthrough health care products and interesting entertainment content will continue to be strong."
--------------------------------------------------------------------------------

LAMCO: How do you see it, Mark Donovan?

DONOVAN (BOSTON PARTNERS -- VALUE): As a bottom-up manager, we are concentrating primarily on earnings at the individual company level. We focus on valuations and business strength -- i.e., a company's position in its industry --but the consistency of earnings over time is a factor that we believe will immediately influence a company's stock price. We take an interest in the macro factors shaping the market, but do not model in any predictions. As an observation, however, we would point out that the companies in economically sensitive sectors -- principally capital goods, basic industries and energy -- are seeing continued strengthening of demand for their end products on a global basis. This lends further credence, in our view, to a continued synchronous expansion around most of the world. This would suggest that we have not yet seen the highs for interest rates either domestically or abroad.

LAMCO: Henry Cavanna, what's the view at J. P. Morgan?

CAVANNA (J.P. MORGAN -- VALUE): We are expecting the U.S. economy to do well in 2000, growing more moderately at closer to 3 percent real GDP, with higher interest rates slowing the growth in domestic consumption. While headline inflation will be higher in the early part of the year due to higher energy prices, we expect core inflation to stay benign, similar to 1999 at around 2.5 percent. Corporate earnings will do nicely, increasing about 14 percent, helped especially by strong earnings from the foreign operations of U.S. companies. The election will not derail investor confidence since whoever wins will have to promise tax cuts and the maintenance of current prosperity.

LAMCO: John Lindenthal, share Oppenheimer's thinking, please.

LINDENTHAL (OPPENHEIMER -- VALUE): The only macro factor we focus on is financial liquidity. The Federal Reserve will not allow money to grow at close to double digit rates for much longer. Therefore, we could get somewhat of a squeeze between the demand for funds and how much the Fed is willing to supply. Historically, high price-to-earnings stocks like those that have led the Nasdaq, have not fared well in this type of environment.

--------------------------------------------------------------------------------
" . . . we would point out that the companies in economically sensitive sectors -- principally capital goods, basic industries and energy -- are seeing continued strengthening of demand for their end products on a global basis."
--------------------------------------------------------------------------------

LAMCO: This has been a very interesting discussion, highlighted by some very thoughtful comments, and we'd like to thank all of you for sharing your insights. Current stocks in the portfolio are always of interest, so let's close by asking each of you to highlight two stocks you currently own. Let's start with the value managers. Henry Cavanna, would you begin?

CAVANNA (J.P. MORGAN -- VALUE): Ambac is an insurance company that provides financial guarantees to issuers of municipal bonds and asset backed securities. It has good management, a strong balance sheet, sustainable growth of 13 percent and is priced at 10 times 2000 earnings. Seagram is a much improved entertainment company with an excellent collection of assets that include the world's largest music company, 46 percent ownership in USA Networks, successful theme parks, a major film company, and a mature but profitable spirits business. It sells at 11 times EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), which is low for an entertainment company with good growth prospects. The continued improvement of the music business helped by solving Internet technology issues should improve investor expectations in the coming year.

--------------------------------------------------------------------------------

DONOVAN (BOSTON PARTNERS -- VALUE): The recent acquisition of Time Warner by America Online has everybody talking about the need for "content" among Internet companies. We believe that this demand for content will ultimately benefit the shares of Harcourt General and Tribune. Harcourt is among the nation's leading educational publishers. The company has spent heavily in the last several years to build a market-leading ability to deliver its educational content electronically, in addition to the traditional bound textbook. We believe these investments will significantly enhance Harcourt's competitive edge in the years ahead. Tribune is also well positioned in the educational publishing industry, but its assets are much more heavily skewed to newspaper publishing and television broadcasting. Tribune is seeing strong momentum across these segments. Despite strong recent performance, we believe Tribune's share price does not fully reflect the value of its underlying assets.

--------------------------------------------------------------------------------
"The only macro factor we focus on is financial liquidity. The Federal Reserve will not allow money to grow at close to double digit rates for much longer. Therefore, we could get somewhat of a squeeze . . ."
--------------------------------------------------------------------------------

LINDENTHAL (OPPENHEIMER -- VALUE): One of our longstanding positions that has been penalized by higher interest rates over the past year is Freddie Mac. Freddie generates income by insuring loans that are securitized and sold to financial institutions, and it also maintains a sizable investment portfolio. Freddie consistently generates a high return on capital and uses its free cash flow to benefit the shareholder by buying in their own stock or building the investment portfolio. Freddie is an extremely high quality business selling at a very reasonable price. In the capital goods sector, Textron produces automotive, industrial and aerospace equipment. The Cessna aircraft division is benefiting from strong orders for business jets. Textron has consolidated many operations in the past few years (it recently sold Avco Financial) and has been aggressively buying its own stock. Market shares in all divisions are very high and the stock is attractively priced.

LAMCO: Wrap it up from the growth investor's perspective please, Susan Byrne and Glen Bickerstaff.

BYRNE (WESTWOOD -- GROWTH): The combination of America Online (AOL) and Time Warner (TWX) creates a media juggernaut for the Internet century. This deal creates a company with stronger growth opportunities thanks to cross-marketing possibilities and complementary assets. TWX brings a vast cable broadband infrastructure that passes 20 million homes and an extensive content library to enhance AOL's product offerings. AOL brings its customer base, Web portal traffic and proven Internet technology to help leverage the value of TWX's assets. Tiffany & Co. is benefiting from positive trends in domestic and international arenas and company-specific initiatives should help it to continue posting strong sales gains. The company is benefiting internally from improvements in infrastructure and its investments in internal manufacturing and sourcing should help sustain above average earnings growth.

BICKERSTAFF (TCW -- GROWTH): The two companies we would like to highlight are Biogen and Dell Computer. Biogen develops, manufactures and markets biomedical compounds. The company derives strong current and future revenues from its Avonex product used in the treatment of relapsing forms of multiple sclerosis. In addition, the company is developing promising follow-on products and expanding the sales of Avonex internationally.

   In 1999, Dell Computer became the domestic market share leader in the rapidly growing personal computer manufacturing and sales industry. Dell, by virtue of its direct model, has distinct and sustainable advantages over competitors who primarily rely on the retail distribution channel. As Dell has developed its Internet business with the business customer, it has made both its operation more efficient and improved its relationship with the customer. This improved customer relationship will prove to be a significant advantage as the company moves to expand sales of higher margin server-related products. Dell is also building its presence in overseas markets, which should further fuel its growth.

LAMCO: Many thanks to all of you.

                                 Schedule of Investments as of December 31, 1999
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (97.7%)                                   SHARES      MARKET VALUE
--------------------------------------------------------------------------------

AEROSPACE & DEFENSE (1.3%)
Boeing Co.                                              276,500      $11,492,031
Northrop Grumman Corp.                                  141,400        7,644,438
                                                                     -----------
                                                                      19,136,469
                                                                     -----------

AUTOS, TIRES & ACCESSORIES (0.6%)
Delphi Automotive Systems Corp.                         221,100        3,482,325
Ford Motor Co.                                           22,300        1,191,656
Lear Corp. (a)                                           99,100        3,171,200
                                                                     -----------
                                                                       7,845,181
                                                                     -----------

BANKS (6.3%)
ABN AMRO Holdings NV ADR                                184,359        4,666,587
Astoria Financial Corp.                                  27,500          837,031
Bank of America Corp.                                    81,334        4,081,950
Citigroup, Inc.                                         842,100       46,789,181
First Union Corp.                                       131,000        4,298,438
FleetBoston Financial Corp.                             218,400        7,603,050
Greenpoint Financial Corp.                               44,400        1,057,275
PNC Bank Corp.                                          174,700        7,774,150
Washington Mutual, Inc.                                 103,400        2,688,400
Wells Fargo & Co.                                       200,000        8,087,500
                                                                     -----------
                                                                      87,883,562
                                                                     -----------

BROADCASTING & CABLE (2.4%)
AMFM, Inc. (a)                                          239,900       18,772,175
AT&T Corp-Liberty Media Group Class A                    77,600        4,403,800
Cox Communications, Inc. Class A (a)                    146,600        7,549,900
The News Corp., Ltd. ADR                                 83,700        3,201,525
                                                                     -----------
                                                                      33,927,400
                                                                     -----------

BUSINESS & CONSUMER SERVICES (0.5%)
America Online, Inc. (a)                                 53,500        4,035,906
Cendant Corp. (a)                                       121,000        3,214,062
                                                                     -----------
                                                                       7,249,968
                                                                     -----------

CHEMICALS (1.7%)
Monsanto Co.                                            496,800       17,698,500
Rohm & Haas Co.                                         147,000        5,981,063
                                                                     -----------
                                                                      23,679,563
                                                                     -----------

                                           See Notes to Schedule of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS -- CONTINUED                              SHARES      MARKET VALUE
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (4.9%)
Cisco Systems, Inc. (a)                                 256,400     $ 27,466,850
Cobalt Networks, Inc. (a)                                21,200        2,297,550
Lucent Technologies, Inc.                               166,400       12,448,800
Nokia Corp. ADR                                         140,000       26,600,000
                                                                    ------------
                                                                      68,813,200
                                                                    ------------

COMPUTER & BUSINESS EQUIPMENT (5.7%)
Apple Computer, Inc. (a)                                 14,300        1,470,219
Compaq Computer Corp.                                   146,500        3,964,656
Dell Computer Corp. (a)                                 434,600       22,164,600
EMC Corp. (a)                                            34,100        3,725,425
Hewlett-Packard Co.                                     128,300       14,618,181
International Business Machines Corp.                   112,950       12,198,600
Seagate Technology, Inc. (a)                            134,200        6,248,688
Sun Microsystems, Inc. (a)                              108,500        8,401,969
3Com Corp. (a)                                          145,200        6,824,400
                                                                    ------------
                                                                      79,616,738
                                                                    ------------

COMPUTER SERVICES & SOFTWARE (8.0%)
Citrix Systems, Inc. (a)                                  7,800          959,400
Computer Associates International, Inc.                 245,000       17,134,688
Electronic Data Systems Corp.                           155,200       10,388,700
Intuit, Inc. (a)                                         79,400        4,759,038
Microsoft Corp. (a)                                     230,800       26,945,900
Oracle Corp. (a)                                        101,150       11,335,122
Siebel Systems, Inc. (a)                                245,400       20,613,600
Sterling Software, Inc. (a)                             610,000       19,215,000
                                                                    ------------
                                                                     111,351,448
                                                                    ------------

CONSUMER PRODUCTS (2.7%)
Avon Products, Inc.                                     250,000        8,250,000
Clorox Co.                                               24,900        1,254,338
Gillette Co.                                             44,700        1,841,081
Kimberly-Clark Corp.                                    183,600       11,979,900
Philip Morris Companies, Inc.                           148,400        3,441,025
Procter & Gamble Co.                                     96,800       10,605,650
                                                                    ------------
                                                                      37,371,994
                                                                    ------------

See Notes to Schedule of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS -- CONTINUED                              SHARES      MARKET VALUE
--------------------------------------------------------------------------------

DIVERSIFIED (3.6%)
Cooper Industries, Inc.                                  19,600      $   792,575
General Electric Co.                                     21,100        3,265,225
Honeywell International, Inc.                           223,200       12,875,850
Loews Corp.                                             133,500        8,101,781
Minnesota Mining & Manufacturing Co.                     70,000        6,851,250
The Seagram Co., Ltd.                                    87,400        3,927,538
Textron, Inc.                                            75,000        5,751,562
Tyco International Ltd.                                 221,268        8,601,794
                                                                     -----------
                                                                      50,167,575
                                                                     -----------

DRUGS & HEALTH CARE (6.6%)
ALZA Corp. (a)                                          115,900        4,013,038
American Home Products Corp.                             57,600        2,271,600
Amgen, Inc. (a)                                         173,200       10,402,825
Biogen, Inc. (a)                                        155,200       13,114,400
Bristol-Myers Squibb Co.                                 76,200        4,891,088
Eli Lilly & Co.                                          26,800        1,782,200
Forest Laboratories, Inc. (a)                            79,900        4,908,856
Medtronic, Inc.                                         134,300        4,893,556
PE Corp-PE Biosystems Group                              20,300        2,442,344
Pfizer, Inc.                                            276,900        8,981,944
Pharmacia & Upjohn, Inc.                                148,100        6,664,500
SmithKline Beecham PLC ADR                              121,900        7,854,931
Tenet Healthcare Corp. (a)                              120,100        2,822,350
Warner-Lambert Co.                                      125,800       10,307,738
Wellpoint Health Networks, Inc. (a)                      94,000        6,198,125
                                                                     -----------
                                                                      91,549,495
                                                                     -----------

ELECTRIC & GAS UTILITIES (2.3%)
Allegheny Energy, Inc.                                   32,600          878,163
Columbia Energy Group                                    92,800        5,869,600
Florida Progress Corp.                                  174,900        7,400,456
Northern States Power Co.                                68,800        1,341,600
Peco Energy Co.                                         261,800        9,097,550
P G & E Corp.                                            56,800        1,164,400
Reliant Energy, Inc.                                    289,300        6,617,738
                                                                     -----------
                                                                      32,369,507
                                                                     -----------

                                           See Notes to Schedule of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS -- CONTINUED                               SHARES     MARKET VALUE
--------------------------------------------------------------------------------

ELECTRONICS & ELECTRICAL EQUIPMENT (5.7%)
Applied Materials, Inc. (a)                              128,400     $16,266,675
Emerson Electric Co.                                     100,000       5,737,500
Intel Corp.                                              388,600      31,986,638
International Game Technology (a)                        122,200       2,482,188
Maxim Integrated Products, Inc. (a)                      325,000      15,335,938
Motorola, Inc.                                            29,900       4,402,775
Sensormatic Electronics Corp. (a)                         36,100         629,494
Texas Instruments, Inc.                                   25,400       2,460,625
                                                                     -----------
                                                                      79,301,833
                                                                     -----------

FINANCIAL SERVICES (6.2%)
The Charles Schwab Corp.                                 289,900      11,124,912
The CIT Group, Inc.                                      120,200       2,539,225
Countrywide Credit Industries, Inc.                      381,800       9,640,450
Fannie Mae                                               151,300       9,446,794
Freddie Mac                                              270,000      12,706,875
The Goldman Sachs Group, Inc.                             33,200       3,127,025
Morgan Stanley Dean Witter & Co.                         108,300      15,459,825
Paychex, Inc.                                            229,575       9,183,000
Providian Financial Corp.                                 94,500       8,605,406
U.S. Bancorp                                             150,700       3,588,544
                                                                     -----------
                                                                      85,422,056
                                                                     -----------

FOOD, BEVERAGE & RESTAURANTS (2.7%)
Anheuser-Busch Companies, Inc.                           118,000       8,363,250
Bestfoods                                                 26,400       1,387,650
The Coca-Cola Co.                                         13,000         757,250
Diageo PLC ADR                                           160,000       5,120,000
International Home Foods, Inc. (a)                       223,100       3,876,363
McDonald's Corp.                                         120,000       4,837,500
Nabisco Holdings Corp.                                   217,500       6,878,438
PepsiCo, Inc.                                             65,300       2,301,825
Sara Lee Corp.                                           212,500       4,688,281
                                                                     -----------
                                                                      38,210,557
                                                                     -----------

See Notes to Schedule of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS -- CONTINUED                               SHARES     MARKET VALUE
--------------------------------------------------------------------------------

HOTELS & ENTERTAINMENT/LEISURE (2.7%)
Mirage Resorts, Inc. (a)                                 175,800     $ 2,691,937
Pixar, Inc. (a)                                          122,100       4,319,288
Starwood Hotels & Resorts Worldwide, Inc.                176,100       4,138,350
Time Warner, Inc.                                        228,300      16,537,481
The Walt Disney Co.                                      334,800       9,792,900
                                                                     -----------
                                                                      37,479,956
                                                                     -----------

INDUSTRIAL EQUIPMENT (1.9%)
Caterpillar, Inc.                                        130,000       6,118,125
Deere & Co.                                              223,200       9,681,300
Dover Corp.                                              110,000       4,991,250
Ingersoll-Rand Co.                                       126,400       6,959,900
                                                                     -----------
                                                                      27,750,575
                                                                     -----------

INSURANCE (5.9%)
ACE Ltd.                                                 463,000       7,726,313
AFLAC, Inc.                                              330,000      15,571,875
Allmerica Financial Corp.                                121,700       6,769,562
Ambac Financial Group, Inc.                               70,300       3,668,781
American International Group, Inc.                        58,400       6,314,500
CIGNA Corp.                                              127,900      10,303,944
Conseco, Inc.                                            118,500       2,118,188
Marsh & McLennan Companies, Inc.                          62,100       5,942,193
The Progressive Corp.                                    130,100       9,513,563
XL Capital Ltd.                                          286,800      14,877,750
                                                                     -----------
                                                                      82,806,669
                                                                     -----------

METALS & MINING (1.6%)
Alcoa, Inc.                                              257,100      21,339,300
Allegheny Teledyne, Inc.                                  68,500       1,536,968
Reynolds Metals Co.                                        1,500         114,937
                                                                     -----------
                                                                      22,991,205
                                                                     -----------

OIL & GAS (6.6%)
Apache Corp.                                             226,400       8,362,650
Burlington Resources, Inc.                               352,000      11,638,000
Conoco, Inc. Class A                                     367,600       9,098,100
Conoco, Inc. Class B                                     458,800      11,412,650

                                           See Notes to Schedule of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS -- CONTINUED                              SHARES      MARKET VALUE
--------------------------------------------------------------------------------

OIL & GAS (CONT.)
Cooper Cameron Corp. (a)                                 48,300      $ 2,363,681
Devon Energy Corp.                                      130,779        4,299,360
El Paso Energy Corp.                                    155,200        6,023,700
Exxon Mobil Corp.                                       103,627        8,348,450
Halliburton Co.                                         266,100       10,710,525
Occidental Petroleum Corp.                              320,400        6,928,650
Royal Dutch Petroleum Co.                                35,862        2,167,409
Texaco, Inc.                                            146,400        7,951,350
Tosco Corp.                                             115,400        3,137,437
                                                                     -----------
                                                                      92,441,962
                                                                     -----------

PAPER (1.1%)
Smurfit-Stone Container Corp. (a)                        49,700        1,217,650
Temple-Inland, Inc.                                     216,100       14,249,093
                                                                     -----------
                                                                      15,466,743
                                                                     -----------

PUBLISHING (0.8%)
R. R. Donnelley & Sons Co.                              220,000        5,458,750
Tribune Co.                                              98,400        5,418,150
                                                                     -----------
                                                                      10,876,900
                                                                     -----------

REAL ESTATE INVESTMENT TRUSTS (0.3%)
Kimco Realty Corp.                                       59,900        2,029,112
Vornado Realty Trust                                     71,700        2,330,250
                                                                     -----------
                                                                       4,359,362
                                                                     -----------

RETAIL TRADE (6.9%)
Abercrombie & Fitch Co. (a)                              57,900        1,545,206
AnnTaylor Stores Corp. (a)                              102,600        3,533,288
Circuit City Stores, Inc.                               151,600        6,831,475
Dayton Hudson Corp.                                      30,100        2,210,468
Federated Department Stores, Inc. (a)                   269,900       13,646,819
Harcourt General, Inc.                                  156,500        6,299,125
The Home Depot, Inc.                                    211,950       14,531,821
The Limited, Inc.                                       206,700        8,952,694
May Department Stores Co.                               225,000        7,256,250
Office Depot, Inc. (a)                                  380,000        4,156,250
Safeway, Inc. (a)                                       324,500       11,540,031

See Notes to Schedule of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS -- CONTINUED                              SHARES     MARKET VALUE
--------------------------------------------------------------------------------

RETAIL TRADE (CONT.)
Tiffany & Co.                                           125,500   $   11,200,875
The TJX Companies, Inc.                                  52,400        1,070,925
Wal-Mart Stores, Inc.                                    57,900        4,002,337
                                                                  --------------
                                                                      96,777,564
                                                                  --------------

TELECOMMUNICATIONS (5.5%)
AT&T Corp.                                               75,700        3,841,775
Bell Atlantic Corp.                                      29,600        1,822,250
Global Crossing Ltd. (a)                                 35,500        1,775,000
GTE Corp.                                               184,000       12,983,500
Level 3 Communications, Inc. (a)                          9,500          777,812
MCI WorldCom, Inc. (a)                                  231,300       12,273,356
SBC Communications, Inc.                                392,000       19,110,000
Sprint Corp. (FON Group)                                340,000       22,886,250
Sprint Corp. (PCS Group) (a)                              8,300          850,750
                                                                  --------------
                                                                      76,320,693
                                                                  --------------

TRANSPORTATION (3.2%)
AMR Corp. (a)                                           160,000       10,720,000
Burlington Northern Santa Fe Corp.                      200,000        4,850,000
Kansas City Southern Industries, Inc.                   237,900       17,753,288
Union Pacific Corp.                                      85,400        3,725,575
United Parcel Service, Inc. Class B                     101,800        7,024,200
                                                                  --------------
                                                                      44,073,063
                                                                  --------------
TOTAL COMMON STOCKS (COST $991,716,312)                            1,365,241,238
                                                                  --------------

PREFERRED STOCK (0.4%)

BROADCASTING & CABLE (0.4%)
The News Corp., Ltd. ADR (Cost $4,611,740)              150,000        5,015,625
                                                                  --------------

                                           See Notes to Schedule of Investments.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                               INTEREST    MATURITY      PAR             MARKET
SHORT-TERM INVESTMENTS (2.8%)                                    RATE        DATE       VALUE             VALUE
-------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (1.0%)
Baltimore Gas & Electric                                         6.450%    01/11/00   $ 2,900,000   $     2,894,803
Ford Motor Credit Corp                                           5.960     01/03/00     3,600,000         3,598,808
Household Finance                                                5.300     01/04/00     2,700,000         2,698,808
Household Finance                                                5.300     01/06/00     2,500,000         2,498,160
Household Finance                                                6.350     01/13/00     2,800,000         2,794,073
                                                                                                    ---------------
TOTAL COMMERCIAL PAPER (COST $14,484,652)                                                                14,484,652
                                                                                                    ---------------

REPURCHASE AGREEMENT (1.8%)
SBC Warburg Ltd., Repurchase Agreement dated 12/31/99,
2.50% to be repurchased at $24,494,102 on 01/03/00,
collateralized by U.S. Treasury bonds and notes with
various maturities to 2021, with a current market
value of $24,995,196                                                                   24,489,000        24,489,000
                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $38,973,652)                                                          38,973,652
                                                                                                    ---------------

TOTAL INVESTMENTS (100.9%) (COST $1,035,301,704) (b)                                                  1,409,230,515

OTHER ASSETS AND LIABILITIES, NET (-0.9%)                                                               (13,029,536)
                                                                                                    ---------------

NET ASSETS (100.0%)                                                                                 $ 1,396,200,979
                                                                                                    ===============

NET ASSET VALUE PER SHARE (99,577,653 SHARES OUTSTANDING)                                                    $14.02
                                                                                                    ===============

NOTES TO SCHEDULE OF INVESTMENTS:
   (a) Non-income producing security.
   (b) Cost of investments for federal income tax purposes is $1,041,086,770. Gross unrealized appreciation and depreciation of investments at December 31, 1999 is as follows:

               Gross unrealized appreciation       $418,106,379
               Gross unrealized depreciation        (49,962,634)
                                                   ------------
               Net unrealized appreciation         $368,143,745
                                                   ============

 Acronym                    Name
---------        ---------------------------
   ADR           American Depositary Receipt

See Notes to Financial Statements.

                                                            Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS:
   Investments at market value (identified cost $1,035,301,704)   $1,409,230,515
   Receivable for investments sold                                       939,442
   Dividends and interest receivable                                   1,494,707
   Other assets                                                           66,411
   Cash                                                                    1,827
                                                                  --------------
     TOTAL ASSETS                                                  1,411,732,902
                                                                  --------------
LIABILITIES:
   Payable for investments purchased                                     265,887
   Distributions payable to shareholders                              14,845,421
   Administrative and bookkeeping fees payable                             9,368
   Accrued expenses                                                      158,058
   Other liabilities                                                     253,189
                                                                  --------------
     TOTAL LIABILITIES                                                15,531,923
                                                                  --------------
NET ASSETS                                                        $1,396,200,979
                                                                  ==============
NET ASSETS REPRESENTED BY:
   Paid-in capital (unlimited number of shares of
    beneficial interest without par value authorized,
    99,577,653 shares outstanding)                                $  961,570,276

   Undistributed net investment income                                   583,958

   Accumulated net realized gains on investments
    less distributions                                                60,117,934

   Net unrealized appreciation on investments                        373,928,811
                                                                  --------------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES
OF BENEFICIAL INTEREST ($14.02 PER SHARE)                         $1,396,200,979
                                                                  ==============

                                              See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends                                                                             $    16,447,842
   Interest                                                                                    1,624,090
                                                                                         ---------------
     TOTAL INVESTMENT INCOME (NET OF FOREIGN TAXES
       WITHHELD AT SOURCE WHICH AMOUNTED TO $159,127)                                         18,071,932

EXPENSES:
   Management fees                                              $     9,510,973
   Administrative fee                                                 2,371,891
   Bookkeeping fee                                                      284,662
   Custodian and transfer agent fees                                    138,067
   Proxy and shareholder communication expense                          189,582
   Printing expense                                                     197,621
   Legal and audit fees                                                  70,763
   Trustees' fees and expense                                            87,091
   NYSE fees                                                             90,214
   Miscellaneous expense                                                114,056
                                                                ---------------
     TOTAL EXPENSES                                                                           13,054,920
                                                                                         ---------------
NET INVESTMENT INCOME                                                                          5,017,012

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains on investment transactions:
   Proceeds from sales                                            1,261,611,854
   Cost of investments sold                                       1,104,361,679
                                                                ---------------
     Net realized gains on investment transactions                                           157,250,175

Net unrealized appreciation on investments:
   Beginning of year                                                412,894,932
   End of year                                                      373,928,811
                                                                ---------------
     Change in unrealized appreciation--net                                                  (38,966,121)
                                                                                         ---------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     $   123,301,066
                                                                                         ===============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                                            ----------------------------------
STATEMENT OF CHANGES IN NET ASSETS                                1999               1998
----------------------------------------------------------------------------------------------
OPERATIONS:

   Net investment income                                    $     5,017,012    $     4,884,011

   Net realized gains on investment transactions                157,250,175        108,774,108

   Change in unrealized appreciation--net                       (38,966,121)       105,186,947
                                                            ---------------    ---------------

   Net increase in net assets resulting from operations         123,301,066        218,845,066
                                                            ---------------    ---------------

DISTRIBUTIONS DECLARED FROM:

   Net investment income                                         (4,396,010)        (4,883,968)

   Net realized gains on investments                           (129,123,874)      (122,031,385)
                                                            ---------------    ---------------

   Total distributions                                         (133,519,884)      (126,915,353)
                                                            ---------------    ---------------

CAPITAL TRANSACTIONS:

   Increase in net assets from capital share transactions        55,329,487        108,821,914
                                                            ---------------    ---------------

   Total increase in net assets                                  45,110,669        200,751,627

NET ASSETS:

   Beginning of year                                          1,351,090,310      1,150,338,683
                                                            ---------------    ---------------

   End of year                                              $ 1,396,200,979    $ 1,351,090,310
                                                            ===============    ===============

   Undistributed net investment income                      $       583,958    $             2
                                                            ---------------    ---------------

                                              See Notes to Financial Statements.

Financial Highlights
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                         ----------------------------------------------------------------------
                                                            1999           1998           1997           1996           1995
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:

Net asset value at beginning of year                     $    14.22     $    13.32     $    11.95     $    11.03     $     9.26
                                                         ----------     ----------     ----------     ----------     ----------
Income from Investment Operations:

   Net investment income                                       0.05           0.05           0.05           0.08           0.10

   Net realized and unrealized gains on investments            1.22           2.35       3.01 (a)       2.15 (a)           2.71

   Provision for federal income tax                              --             --          (0.36)         (0.13)            --
                                                         ----------     ----------     ----------     ----------     ----------
Total from Investment Operations                               1.27           2.40           2.70           2.10           2.81
                                                         ----------     ----------     ----------     ----------     ----------
Less Distributions from:

   Net investment income                                      (0.05)         (0.05)         (0.05)         (0.08)         (0.10)

   Realized capital gains                                     (1.34)         (1.35)         (1.28)         (1.10)         (0.94)
                                                         ----------     ----------     ----------     ----------     ----------
Total Distributions                                           (1.39)         (1.40)         (1.33)         (1.18)         (1.04)
                                                         ----------     ----------     ----------     ----------     ----------
Change due to rights offering (b)                                --          (0.10)            --             --             --

Impact of shares issued in dividend reinvestment (c)          (0.08)            --             --             --             --
                                                         ----------     ----------     ----------     ----------     ----------
Total Distributions, Reinvestments and Rights Offering        (1.47)         (1.50)         (1.33)         (1.18)         (1.04)
                                                         ----------     ----------     ----------     ----------     ----------
Net asset value at end of year                           $    14.02     $    14.22     $    13.32     $    11.95     $    11.03
                                                         ==========     ==========     ==========     ==========     ==========
Market Price at end of year                              $   11.063     $   12.938     $   13.313     $   11.250     $   10.875
                                                         ==========     ==========     ==========     ==========     ==========
TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (d)

Based on net asset value                                       10.2%          19.8%          26.6%          21.7%          31.8%

Based on market price                                          (4.4)%          9.1%          34.4%          16.2%          41.4%

RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of period (millions)                       $1,396         $1,351         $1,150           $988           $872

Ratio of expenses to average net assets                        0.97%          1.00%          1.01%          1.03%          1.06%

Ratio of net investment income to
   average net assets                                          0.37%          0.39%          0.38%          0.73%          0.92%

Portfolio turnover rate                                          90%            76%            99%            70%            54%

(a) Before provision for federal income tax.
(b) Effect of All-Star's rights offerings for shares at a price below net asset value.
(c) Effect of payment of a portion of distributions in newly issued shares valued at a discount from net asset value.
(d) Calculated assuming all distributions reinvested at actual reinvestment price and all primary rights exercised.

See Notes to Financial Statements.

                                 Notes to Financial Statements December 31, 1999
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

   Liberty All-Star Equity Fund (All-Star or the Fund), organized as a Massachusetts business trust on August 20, 1986, is a closed-end, diversified management investment company. All-Star's investment objective is to seek total investment return, comprised of long term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities. All-Star is managed by Liberty Asset Management Company (the "Manager"). The Manager is a subsidiary of Liberty Financial Companies, Inc., a publicly traded company of which Liberty Mutual Insurance Company is the majority shareholder.

   The following is a summary of significant accounting policies followed by All-Star in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results, if different, are expected to be immaterial to the net assets of the Fund.

   VALUATION OF INVESTMENTS -- Portfolio securities listed on an exchange and over-the-counter securities quoted on the NASDAQ system are valued on the basis of the last sale on the date as of which the valuation is made, or, lacking any sales, at the current bid prices. Over-the-counter securities not quoted on the NASDAQ system are valued on the basis of the mean between the current bid and asked prices on that date. Securities for which reliable quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees. Short-term instruments maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term instruments with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that this does not represent fair value.

   PROVISION FOR FEDERAL INCOME TAX -- The Fund qualifies as a "regulated investment company." As a result, a federal income tax provision is not required for amounts distributed to shareholders.

   OTHER -- Security transactions are accounted for on the trade date. Interest income and expenses are recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

NOTE 2. FEES PAID TO AFFILIATES

   Under All-Star's Management and Portfolio Management Agreements, All-Star pays the Manager a management fee for its investment management services at an annual rate of 0.80% of All-Star's average weekly net assets. The Manager pays each Portfolio Manager a portfolio management fee at an annual rate of 0.40% of the average weekly net assets of the portion of the investment portfolio managed by it. All-Star also pays the Manager an administrative fee for its administrative services at an annual rate of 0.20% of All-Star's average weekly net assets. The annual fund management and administrative fees are reduced to 0.72% and 0.18%, respectively, on average weekly net assets in excess of $400 million and the aggregate annual fees payable by the Manager to the Portfolio Managers are reduced to 0.36% of All-Star's average weekly net assets in excess of $400 million. The annual fund management and administrative fees are further reduced to 0.648% and 0.162%, respectively, on average weekly net assets in excess of $800 million to $1.2 billion and 0.584% and 0.146%, respectively, on average weekly net assets in excess of $1.2 billion. The aggregate annual fees payable by the Manager to the Portfolio Managers are also reduced to 0.324% of the Fund's average weekly net assets in excess of $800 million to $1.2 billion and 0.292% of the Fund's average net assets in excess of $1.2 billion. Colonial Management Associates, Inc., an affiliate of the Manager, provides bookkeeping and pricing services for $36,000 per year plus 0.0233% of All-Star's average weekly net assets over $50 million, 0.0167% in excess of $500 million, and 0.015% in excess of $1 billion.

--------------------------------------------------------------------------------

NOTE 3. CAPITAL TRANSACTIONS

   During the years ended December 31, 1999, and December 31, 1998, distributions in the amount of $55,329,487 and $53,655,255 respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value, resulting in the issuance of 4,579,753 and 4,317,097 shares, respectively. In a rights offering commencing March 25, 1998, shareholders exercised rights to purchase 4,318,134 shares at $12.83 per share for proceeds net of expenses, of $55,166,659.

NOTE 4. SECURITIES TRANSACTIONS

   Realized gains and losses are recorded on the identified cost basis for both financial reporting and federal income tax purposes. The cost of investments purchased and the proceeds from investments sold excluding short-term debt obligations for the year ended December 31, 1999 were $1,191,772,488 and $1,261,611,854, respectively.

   The Fund may enter into repurchase agreements and require the seller of the instrument to maintain on deposit with the Fund's custodian bank or in the Federal Reserve Book-Entry System securities in the amount at all times equal to or in excess of the value of the repurchase agreement, plus accrued interest. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 5. DISTRIBUTIONS TO SHAREHOLDERS

All-Star currently has a policy of paying distributions on its common shares totaling approximately 10% of its net asset value per year, payable in four quarterly distributions of 2.5% of All-Star's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date.

   Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

CHANGE IN INDEPENDENT AUDITOR

Based on the recommendation of the Audit Committee of the Fund on June 18, 1999, the Board of Trustees determined not to retain KPMG Peat Marwick LLP (KPMG) as the Fund's independent auditor and voted to appoint PricewaterhouseCooopers LLP for the fiscal year ended December 31, 1999. During the two most recent fiscal years, KPMG's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two most recent fiscal years, there were no disagreements between the Fund and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of KPMG would have caused it to make reference to the disagreements in its report on the financial statements for such years.

                                               Report of Independent Accountants
--------------------------------------------------------------------------------

To the Shareholders and the Trustees of Liberty All-Star Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liberty All-Star Equity Fund (the "Fund") at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of portfolio positions at December 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements of the Fund for periods prior to January 1, 1999 were audited by other independent accountants whose report dated February 12, 1999 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2000

Automatic Dividend Reinvestment & Cash Purchase Plan
--------------------------------------------------------------------------------

   Under the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect to participate and have all their Fund dividends and distributions automatically reinvested by State Street Bank and Trust Company, as agent for participants in the Plan (the "Plan Agent"), in additional shares of the Fund. For further information and enrollment forms, call Investor Assistance at 1-800-LIB-FUND (1-800-542-3863) weekdays between 9 a.m. and 5 p.m. Eastern Time.

   Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee can participate in the Plan only if their brokerage firm, bank or nominee is able to do so on their behalf. Shareholders participating in the Plan through a brokerage firm may not be able to transfer their shares to another brokerage firm and continue to participate in the Plan.

   Under the Plan, distributions declared payable in shares or cash at the option of shareholders are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Distributions declared payable only in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices. If, prior to the Plan Agent's completion of such open market purchases, the market price of a share equals or exceeds its net asset value, the remainder of the distribution will be paid in newly issued shares valued at net asset value (but not at a discount of more than 5% from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

   Participants in the Plan have the option of making additional cash payments in any amount on a monthly basis for investment in shares of the Fund purchased on the open market. These voluntary cash payments will be invested on or shortly after the 15th day of each calendar month, and voluntary payments should be sent so as to be received by the Plan Agent no later than five business days before the next investment date. Barring suspension of trading, voluntary cash payments will be invested within 30 days of receipt. A participant may withdraw a voluntary cash payment by written notice received by the Plan Agent at least 48 hours before such payment is to be invested.

   The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

   There is no charge to participants for reinvesting distributions pursuant to the Plan. The Plan Agent's fees are paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions declared payable in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions declared payable in cash.

   With respect to purchases from voluntary cash payments, the Plan Agent will charge $1.25 for each such purchase for a participant, plus a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as the Plan Agent will be purchasing shares for all participants in blocks and prorating the lower commission thus attainable.

   Shareholders may terminate their participation in the Plan by written notice to the Plan Agent, State Street Bank and Trust Company, c/o EquiServe, P.O. Box 8200, Boston, MA 02266-8200. Such termination will be effective immediately if received not less than 10 days prior to the record date for a dividend or distribution; otherwise it will be effective on the first business day after the payment date of such dividend or distribution. On termination, participants may either have certificates for the Fund shares in their Plan accounts delivered to them or have the Plan Agent sell such shares in the open market and deliver the proceeds, less a $2.50 fee plus brokerage commissions, to the participant.

   Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan.

                                                     Tax Information (Unaudited)
--------------------------------------------------------------------------------

All 1999 distributions whether received in cash or shares of the Fund consist of the following:
(1) ordinary income and
(2) long-term capital gains distributions

Below is a table that details the breakdown of each 1999 distribution for federal income tax purposes.

TAX STATUS OF 1999 DISTRIBUTIONS

--------------------------------------------------------------------------------
                                      ORDINARY INCOME
                                ---------------------------
                                    NET          SHORT-TERM        LONG-TERM
                  AMOUNT        INVESTMENT         CAPITAL          CAPITAL
DATE PAID        PER SHARE        INCOME            GAINS            GAINS
--------------------------------------------------------------------------------

 03/22/99          $0.34            --              19.56%           80.44%

--------------------------------------------------------------------------------

 07/06/99          $0.37          12.51%            19.19%           68.30%

--------------------------------------------------------------------------------

 10/04/99          $0.34            --              14.12%           85.88%

--------------------------------------------------------------------------------

 01/03/00          $0.34            --              13.91%           86.09%

--------------------------------------------------------------------------------

FOR CORPORATE SHAREHOLDERS
--------------------------------------------------------------------------------
80% of the ordinary income dividends qualify for the 70% dividend received deduction available for corporations for the year ended December 31, 1999.

Notes
--------------------------------------------------------------------------------

                                                                           Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

[LOGO]   LIBERTY         [LOGO]             USA
        ALL*STAR                          Listed
       -----------                         NYSE
       EQUITY FUND              THE NEW YORK STOCK EXCHANGE

FUND MANAGER
Liberty Asset Management Company
Federal Reserve Plaza
600 Atlantic Avenue
Boston, Massachusetts 02210-2214
1-617-722-6036
Internet: www.libertyallstar.com

INDEPENDENT AUDITORS
PricewaterhouseCoopers, LLP
160 Federal Street
Boston, Massachusetts 02110

CUSTODIAN
The Chase Manhattan Bank
270 Park Avenue
New York, NY 10017-2070

INVESTOR ASSISTANCE,
TRANSFER & DIVIDEND
DISBURSING AGENT & REGISTRAR
State Street Bank and Trust Company c/o EquiServe
P.O. Box 8200, Boston, Massachusetts 02266-8200
1-800-LIB-FUND (1-800-542-3863)
Internet: www.equiserve.com

LEGAL COUNSEL
Bingham Dana LLP
150 Federal Street
Boston, Massachusetts 02110

TRUSTEES
Robert J. Birnbaum*
John V. Carberry
James E. Grinnell*
Richard W. Lowry*
William E. Mayer
Dr. John J. Neuhauser*

OFFICERS
John V. Carberry, Chairman of the Board of Trustees
William R. Parmentier, Jr., President and Chief Executive Officer
Christopher S. Carabell, Vice President
Mark T. Haley, Vice President
Timothy J. Jacoby, Treasurer
Nancy L. Conlin, Secretary
J. Kevin Connaughton, Controller

* Member of the audit committee.

--------------------------------------------------------------------------------

Liberty Asset Management Company, the Fund's manager, is one of the Liberty Financial Companies (NYSE: L).

[LOGO] LIBERTY
       FINANCIAL

                               [GRAPHIC OMITTED]

[LOGO]   LIBERTY         [LOGO]             USA
        ALL*STAR                          Listed
       -----------                         NYSE
       EQUITY FUND              THE NEW YORK STOCK EXCHANGE

A MEMBER OF THE
CLOSED-END
FUND
ASSOCIATION, INC.
WWW.CLOSED-ENDFUNDS.COM

Liberty Asset Management Company, Fund Manager
Federal Reserve Plaza
600 Atlantic Avenue
Boston, Massachusetts  02210-2214
1-800-LIB-FUND (1-800-542-3863)
Internet: www.libertyallstar.com

                                                                     LBTCM-AR-00